              D O D G E & C O X                         D O D G E & C O X
              -----------------                         -----------------
                  Stock Fund

             www.dodgeandcox.com                            Stock Fund
       For Fund literature and account                   Established 1965
        information, please visit the
               Funds' web site.

               or write or call:

               Dodge & Cox Funds
      c/o Boston Financial Data Services
                 P.O. Box 8422
             Boston, Massachusetts
                   02266-8422
                (800) 621-3979

               Investment Manager
                  Dodge & Cox
               One Sansome Street
                   35th Floor
           San Francisco, California
                   94104-4443
                 (415) 981-1710

      This report is submitted for the
          general information of the
           shareholders of the Fund.
      The report is not authorized for
          distribution to prospective
         investors in the Fund unless
        it is accompanied by a current
                   prospectus.

           This report reflects our                    First Quarter Report
         views, opinions and portfolio                    March 31, 2003
         holdings as of March 31, 2003,
           the end of the reporting
            period. The information
          provided is not a complete
          analysis of every aspect of
         any industry, security or the                         2003
          Fund. The Fund's portfolio
       composition may change depending
       on market and economic conditions.
       Although historical performance is
        no guarantee of future results,
          these insights may help you                     --------------
           understand our investment                      --------------
             management philosophy.                       --------------

3/03 SF QR Printed on recycled paper

To Our Shareholders
--------------------------------------------------------------------------------

The Dodge & Cox Stock Fund had a total return of -5.3% for the first quarter of 2003, compared to a total return of -3.1% for the Standard & Poor's 500 Index (S&P 500). For the year ended March 31, 2003, the Fund had a total return of -19.2%, compared to a total return of -24.8% for the S&P 500. The Fund had total assets of $14.8 billion at quarter-end and a cash position of 4%.

First Quarter Performance Review
Coverage of the U.S. led confrontation with Iraq unsettled equity markets. In this environment the market placed a premium on liquidity and safety, so companies with negative news were punished. Unfortunately, the Fund held a number of these companies and as a result lagged the S&P 500 by just over 2%. The Fund underperformed the S&P 500 primarily for the following reasons: 1) The Fund holds a higher weighting in the materials sector (11% versus 3% in the S&P
500), which was a weak area of the market. Akzo Nobel (-37%) was a weak individual performer in this sector; 2) Weak performance for a number of holdings in consumer discretionary (e.g., Delphi -15%, and Sony -15%), and health care (e.g., Schering-Plough -19%) caused these sectors in the Fund to underperform their respective Index sectors; and 3) Individual detractors to return included: AT&T -37%, UnumProvident -44% and Amerada Hess -19%.

On a positive note the Fund benefited from better stock performance in the Industrial sector (e.g., Fluor +21%) than the Industrial stocks in the Index. The Fund also benefited from a lower weighting (2% in Fund versus 9% in the S&P
500) in the Consumer Staples sector, which was a weak area of the S&P 500. Additional strong individual contributors included: Corning +76%, Comcast +21%, Six Continents +23% and ConocoPhillips +12%.

We do not attach much significance to short-term performance, whether it be positive or negative. We use a three-to-five year time horizon when we evaluate the Fund's investments and we encourage the Fund's shareholders to invest for the long-term.

Strategy
Currently, there is no shortage of economic/geo-political concerns. With many investors concerned about "macro" issues, we remain focused on the fundamentals of each of the Fund's investments using a three-to-five year investment horizon. Large swings in market prices lead us to reassess our outlook for individual securities and can lead to changes in the portfolio. For instance, we have increased our exposure to the technology, media and telecommunications sectors, where we believe that the fall in prices over the past few years may provide attractive long-term investment opportunities. Overcapacity in technology was built during the enormous stock speculation in the late 1990's and early 2000. Since then profits have declined rapidly, and companies are currently retrenching and cutting costs. Optimism has swung to pessimism. Recovery may be slow but demand should eventually rise. The cost of computing power and communication continues to decline rapidly. Thus, many of the technology goods sold in the late 1990's become increasingly obsolete, and the potential for unit volume growth rises. The Fund's investments in the technology, media and telecommunications sectors now include Corning, Hewlett-Packard, Xerox, Motorola, AT&T and AOL Time Warner. Now at much lower valuations, each may benefit from a cyclical recovery.

The portfolio is constructed one security at a time, keeping in mind the Fund's diversification. Driven by our bottom-up fundamental research, the Fund is over-weighted in the following sectors relative to the S&P 500: consumer discretionary, energy and materials. It is under-weighted in consumer staples, health care, industrials and information technology. The Fund has exposure to a broad range of companies across the economic landscape. For example, within the consumer discretionary sector, the Fund holds stocks in cable television (Comcast), restaurant (McDonald's), retail (May Department Stores), distribution (Genuine Parts), appliances (Whirlpool), lodging (Six Continents), apparel (VF Corp.) and consumer electronics (Sony) industries. Although they are collectively categorized in the consumer discretionary sector, consumer spending among these industries can vary dramatically (e.g., cable television compared to auto parts distribution). As is true for the entire portfolio, many different investment themes and economic sensitivities are represented in these individual holdings, and our investment case is based on our outlook for each company.

E. Morris Cox
In March, E. Morris Cox, co-founder of our firm, passed away. He was 100 years old. We will miss our founder, trusted adviser and

1 / Dodge & Cox Stock Fund

-------------------------------------------------------------------------------

friend. Though he had not been active in the firm for over thirty years, he and Van Duyn Dodge established Dodge & Cox with principles and an investment philosophy that continue to guide us today.

In the early 1930s, Morrie and Van Duyn were optimistic enough to start an investment management firm along with the Dodge & Cox Balanced Fund, but were conditioned by the speculative 1920s. They chose to invest in a diversified portfolio of established business franchises that had favorable long-term prospects. They believed in fundamental analysis and the value of a long-term perspective when investing in capital markets. This investment approach endures at our firm today, tested in many market environments since the firm's inception. Morrie was also responsible for recognizing the importance of an investment management firm being independent.

In the 1940s and 1950s Peter Avenali and Joe Fee joined Dodge & Cox. These two gentlemen integrated successfully into the team and then led the firm in the 1970s and 1980s. Though Dodge & Cox has grown over time we continue to embrace a team approach to decision-making. Today Dodge & Cox is in the third generation of management. We continue to manage the firm to assure that it will remain independent in the years to come, owned exclusively by active employees. Our independence helps us to attract and retain capable people and also enables us to persist with our investment methodology through the peaks and troughs of investment cycles. It is with this long-term perspective that we continue to invest.

Thank you for the continued confidence you have placed in our firm as a shareholder of the Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

/s/ Harry R. Hagey                                      /s/ John A. Gunn
------------------------                                -----------------------
Harry R. Hagey, Chairman                                John A. Gunn, President

April 30, 2003

Ten Years of Investment Performance
-------------------------------------------------------------------------------


  through March 31, 2003 (in thousands)

                        [PERFORMANCE GRAPH APPEARS HERE]

              10 years Stock Fund         10 years S & P 500
              -------------------         ------------------
Mar-93              $10,000                     $10,000
Mar-94              $11,047                     $10,277
Mar-95              $13,591                     $12,554
Mar-96              $16,903                     $15,715
Mar-97              $19,287                     $18,557
Mar-98              $26,526                     $27,463
Mar-99              $26,625                     $32,527
Mar-00              $30,699                     $38,373
Mar-01              $35,948                     $30,054
Mar-02              $40,841                     $30,140
Mar-03              $32,993                     $22,682


-- Dodge & Cox Stock Fund $32,993
-- S&P 500 $22,682


  Average annual total return for periods ended March 31, 2003

                                           1 Year  5 Years  10 Years  20 Years
------------------------------------------------------------------------------
Dodge & Cox Stock Fund                     -19.21%    4.46%    12.68%    14.28%
S&P 500                                    -24.75    -3.76      8.53     11.99
------------------------------------------------------------------------------

  For updated performance figures see "Prices and Performance" at www.dodgeandcox.com, or call Dodge & Cox Funds at 1-800-621-3979.

  The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The Standard & Poor's 500 (S&P 500) is a broad-based unmanaged measure of common stocks. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

  Standard & Poor's, Standard & Poor's 500, and S&P 500(R) are trademarks of The McGraw-Hill Companies, Inc.

                                                     Dodge & Cox Stock Fund / 2

Fund Information                                                 March 31, 2003
-------------------------------------------------------------------------------

General Information
-------------------------------------------------------------------------------
Net Asset Value Per Share                                                $83.03
Total Net Assets (millions)                                             $14,818
30-Day SEC Yield/1/                                                       2.03%
2002 Expense Ratio                                                        0.54%
2002 Portfolio Turnover                                                     13%
Fund Inception Date                                                        1965

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose ten members' average tenure at Dodge & Cox is 22 years.

Stock Characteristics                                              Fund S&P 500
-------------------------------------------------------------------------------
Number of Stocks                                                     85     500
Median Market Capitalization (billions)                              $8      $7
Weighted-Average Market Cap. (billions)                             $18     $77
Price-to-Earnings Ratio/2/                                          13x     16x
Price-to-Book Value                                                1.6x    2.6x
Foreign Stocks/3/ (% of Fund)                                     11.4%    0.0%

Ten Largest Holdings
-------------------------------------------------------------------------------
Dow Chemical                                                               2.7%
Bank One                                                                   2.6
Comcast                                                                    2.5
News Corp. Ltd. Pref. ADR                                                  2.5
Schering-Plough                                                            2.4
ConocoPhillips                                                             2.4
Hewlett-Packard                                                            2.2
Golden West Financial                                                      2.2
FedEx                                                                      2.2
Xerox                                                                      2.1

Asset Allocation
-------------------------------------------------------------------------------



                            [PIE CHART APPEARS HERE]
          Stocks:                                                         96.1%
Cash Equivalents:                                                          3.9%

Sector Diversification                                            Fund S&P 500
-------------------------------------------------------------------------------
Consumer Discretionary                                           21.8%    13.4%
Financials                                                       18.8     20.1
Information Technology                                           11.3     14.9
Materials                                                        11.2      2.7
Energy                                                           10.2      6.3
Health Care                                                       8.9     15.9
Industrials                                                       8.0     11.0
Telecommunication Services                                        2.7      3.7
Utilities                                                         1.6      2.9
Consumer Staples                                                  1.6      9.1

/1/ SEC Yield is an annualization of the Fund's total net investment income per share for the 30-day period ended on the last day of the month.
/2/ The Fund's Price-to-earnings (P/E) ratio is calculated using Dodge & Cox's estimated forward earnings and excludes extraordinary items. The S&P 500's P/E is calculated by Standard & Poor's and uses an aggregated estimate of forward earnings.
/3/ All U.S. dollar-denominated.

3 / Dodge & Cox Stock Fund

Portfolio of Investments                                         March 31, 2003
-------------------------------------------------------------------------------

                                                                      % of Fund

COMMON STOCKS:                                                          93.6%

CONSUMER DISCRETIONARY:                                                 19.3%
CONSUMER DURABLES & APPAREL:                                             5.1%
 Sony Corp. ADR /(b)/ (Japan)........................................    1.2
 Whirlpool Corp......................................................    1.1
 Eastman Kodak Co....................................................    1.0
 Matsushita Electric Industrial Co., Ltd. ADR /(b)/ (Japan)..........    1.0
 VF Corp.............................................................    0.8

RETAILING:                                                               3.7%
 May Department Stores Co............................................    1.8
 Gap, Inc............................................................    0.8
 Nordstrom, Inc......................................................    0.7
 Dillard's, Inc. Class A.............................................    0.4

MEDIA:                                                                   3.4%
 Comcast Corp./(a)/..................................................    2.5
 AOL Time Warner, Inc./(a)/..........................................    0.9

HOTELS, RESTAURANTS & LEISURE:                                           3.2%
 McDonald's Corp.....................................................    2.0
 Six Continents PLC ADR /(b)/ (United Kingdom).......................    1.2

AUTOMOBILES & COMPONENTS:                                                2.1%
 Delphi Automotive Systems Corp......................................    1.1
 Fiat SPA ADR /(a, b)/ (Italy).......................................    0.6
 Ford Motor Co.......................................................    0.4

TRADING COMPANIES & DISTRIBUTORS:                                        1.8%
 Genuine Parts Co....................................................    1.8

FINANCIALS:                                                             18.8%
BANKS:                                                                   7.1%
 Bank One Corp.......................................................    2.6
 Golden West Financial Corp..........................................    2.2
 Wachovia Corp.......................................................    1.7
 Wells Fargo & Co....................................................    0.6

INSURANCE:                                                               6.2%
 Loews Corp..........................................................    1.7
 St. Paul Companies, Inc.............................................    1.7
 Torchmark Corp......................................................    1.1
 Chubb Corp..........................................................    0.7
 UNUMProvident Corp..................................................    0.6
 MBIA, Inc...........................................................    0.4

REAL ESTATE:                                                             2.9%
 Equity Office Properties Trust......................................    1.8
 Equity Residential Properties Trust.................................    1.1

DIVERSIFIED FINANCIALS:                                                  2.6%
 Capital One Financial Corp..........................................    1.3
 CIT Group, Inc......................................................    1.3

                                                                      % of Fund

INFORMATION TECHNOLOGY:                                                 11.3%
TECHNOLOGY HARDWARE & EQUIPMENT:                                         9.2%
 Hewlett-Packard Co..................................................    2.2
 Xerox Corp. /(a)/...................................................    2.1
 Corning, Inc./(a)/..................................................    1.7
 Thermo Electron Corp. /(a)/.........................................    0.9
 NCR Corp. /(a)/.....................................................    0.7
 Motorola, Inc.......................................................    0.7
 Storage Technology Corp. /(a)/......................................    0.7
 Avaya, Inc. /(a)/...................................................    0.2

SOFTWARE & SERVICES:                                                     2.1%
 Computer Sciences Corp. /(a)/.......................................    1.0
 Electronic Data Systems.............................................    0.6
 Compuware Corp. /(a)/...............................................    0.4
 Computer Associates International, Inc..............................    0.1

MATERIALS:                                                              11.2%
CHEMICALS:                                                               7.6%
 Dow Chemical Co.....................................................    2.7
 Akzo Nobel N.V. ADR /(b)/ (Netherlands).............................    1.4
 Rohm and Haas Co....................................................    1.1
 Engelhard Corp......................................................    0.7
 Eastman Chemical Co.................................................    0.6
 NOVA Chemicals Corp. /(b)/ (Canada).................................    0.5
 Syngenta A.G. ADR /(b)/ (Switzerland)...............................    0.4
 Lubrizol Corp.......................................................    0.2

METALS AND MINING:                                                       2.5%
 Rio Tinto PLC ADR /(b)/ (United Kingdom)............................    1.5
 Alcoa, Inc..........................................................    1.0

PAPER AND FOREST PRODUCTS:                                               1.1%
 International Paper Co..............................................    0.8
 Boise Cascade Corp..................................................    0.3

ENERGY:                                                                 10.2%
 ConocoPhillips......................................................    2.4
 Occidental Petroleum Corp...........................................    1.9
 ChevronTexaco Corp..................................................    1.8
 Unocal Corp.........................................................    1.7
 Amerada Hess Corp...................................................    1.4
 Baker Hughes, Inc...................................................    1.0

HEALTH CARE:                                                             8.9%
PHARMACEUTICALS & BIOTECHNOLOGY:                                         4.9%
 Schering-Plough Corp................................................    2.4
 Wyeth...............................................................    0.9
 Pharmacia Corp......................................................    0.8
 Bristol-Myers Squibb Co.............................................    0.8

HEALTH CARE EQUIPMENT & SERVICES:                                        4.0%
 HCA-The Healthcare Company..........................................    1.6
 Becton, Dickinson & Co..............................................    1.2
 WellPoint Health Networks, Inc. /(a)/...............................    0.9
 Bausch & Lomb, Inc..................................................    0.3

                                                     Dodge & Cox Stock Fund / 4

Portfolio of Investments                                         March 31, 2003
-------------------------------------------------------------------------------

                                                                     % of Fund

COMMON STOCKS (continued)

INDUSTRIALS:                                                           8.0 %
TRANSPORTATION:                                                        3.7 %
 FedEx Corp........................................................    2.2
 Union Pacific Corp................................................    1.5

CAPITAL GOODS:                                                         2.9 %
 Fluor Corp........................................................    1.0
 Masco Corp........................................................    1.0
 Caterpillar, Inc..................................................    0.9
 Unova, Inc. /(a)/.................................................    0.0/(c)/

COMMERCIAL SERVICES & SUPPLIES:                                        1.4 %
 Pitney Bowes, Inc.................................................    0.8
 R.R. Donnelley & Sons Co..........................................    0.6

TELECOMMUNICATION SERVICES:                                            2.7 %
 AT&T Corp.........................................................    1.9
 AT&T Wireless Services, Inc. /(a)/................................    0.8

UTILITIES:                                                             1.6 %
 American Electric Power Co., Inc..................................    0.9
 TXU Corp..........................................................    0.4
 Scottish Power PLC ADR /(b)/ (United Kingdom).....................    0.3

CONSUMER STAPLES:                                                      1.6 %
FOOD, BEVERAGE AND TOBACCO:                                            1.6 %
 Unilever N.V. ADR /(b)/ (Netherlands).............................    0.8
 Archer Daniels Midland Co.........................................    0.8

PREFERRED STOCKS:                                                      2.5 %

CONSUMER DISCRETIONARY:                                                2.5 %
MEDIA:                                                                 2.5 %
 News Corp. Ltd., Preferred Limited Voting Ordinary Shares ADR
   /(b)/ (Australia)...............................................    2.5

CASH EQUIVALENTS:                                                      4.2 %

OTHER ASSETS LESS LIABILITIES:                                        (0.3)%

TOTAL NET ASSETS:                                                     100.0%

/(a)/  Non-income producing
/(b)/  Foreign securities denominated in U.S. Dollars
/(c)/  Rounds to 0.0%

The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

5 / Dodge & Cox Stock Fund

                      THIS PAGE INTENTIONALLY LEFT BLANK

                                                     Dodge & Cox Stock Fund / 6

Officers and Trustees
--------------------------------------------------------------------------------

Harry R. Hagey, Chairman & Trustee
Chairman & CEO, Dodge & Cox

John A. Gunn, President & Trustee
President, Dodge & Cox

Dana M. Emery, Vice President & Trustee
Senior Vice President, Dodge & Cox

William F. Ausfahl, Trustee
Former CFO and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee
Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Trustee
Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Will C. Wood, Trustee
Principal, Kentwood Associates, Financial Advisers

A. Horton Shapiro, Executive Vice President
Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President
Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President
Executive Vice President, Dodge & Cox

John M. Loll, Treasurer & Asst. Secretary
Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer
Vice President, Secretary & General Counsel, Dodge & Cox

               D O D G E & C O X                        D O D G E & C O X
               -----------------                        -----------------
                 Balanced Fund

                                                          Balanced Fund
              www.dodgeandcox.com                       Established 1931
       For Fund literature and account
        information, please visit the
                Funds' web site.

               or write or call:

               Dodge & Cox Funds
      c/o Boston Financial Data Services
                 P.O. Box 8422
             Boston, Massachusetts
                   02266-8422
                 (800) 621-3979

               Investment Manager
                   Dodge & Cox
               One Sansome Street
                   35th Floor
           San Francisco, California
                   94104-4443
                 (415) 981-1710

       This report is submitted for the
          general information of the
          shareholders of the Fund.
       The report is not authorized for
         distribution to prospective
         investors in the Fund unless
        it is accompanied by a current
                   prospectus.

           This report reflects our
        views, opinions and portfolio
        holdings as of March 31, 2003,
           the end of the reporting
           period. The information
          provided is not a complete
          analysis of every aspect of
         any industry, security or the
          Fund. The Fund's portfolio                     First Quarter Report
       composition may change depending                    March 31, 2003
      on market and economic conditions.
      Although historical performance is                        2003
        no guarantee of future results,
         these insights may help you                     ------------------
          understand our investment                      ------------------
            management philosophy.                       ------------------

3/03 BF QR Printed on recycled paper

To Our Shareholders
--------------------------------------------------------------------------------

The Dodge & Cox Balanced Fund had a total return of -2.9% for the first quarter of 2003, compared to the -1.3% return for the Combined Index/1/. For the year ended March 31, 2003 the Fund had a total return of -8.7%, compared to the total return of -11.2% for the Combined Index. At quarter-end, the Fund's total net assets of $8.0 billion were invested in 66% stocks, 28% fixed-income securities and 6% cash equivalents.

Performance Review
While the fixed-income portion of the Fund generated a positive return for the first three months of the year, the equity portfolio did not. Coverage of the U.S. led confrontation with Iraq unsettled equity markets. In this environment the market placed a premium on liquidity and companies with negative news were punished. Unfortunately, the equity portfolio held a number of these companies and as a result lagged the S&P 500 by just over 2%. Specifically, the equity portfolio underperformed the S&P 500 primarily for the following reasons: 1) The portfolio holds a higher weighting in the materials sector (12% versus 3% in the S&P 500), which was a weak area of the market. Akzo Nobel (-37%) was a weak individual performer in this sector; 2) Weak performance for a number of stocks in both consumer discretionary (e.g., Delphi -15%, and Sony -15%), and health care (e.g., Schering-Plough -19%) caused these sectors to underperform relative to their respective Index sectors; and 3) Additional individual detractors to return included: AT&T -37%, UnumProvident -44% and Amerada Hess -19%. On a positive note the equity portfolio benefited from better stock performance in the industrial sector (e.g., Fluor +21%) than the industrial stocks in the Index. The equity portfolio also benefited from a lower weighting (2% versus 9% in the S&P 500) in the consumer staples sector, which was a weak area of the S&P 500. Additional strong individual contributors included:
Corning +76%, Comcast +21%, Six Continents +23% and ConocoPhillips +12%.

The fixed-income portion of the Fund performed in line with its benchmark, the Lehman Brothers Aggregate (LBAG), which returned 1.4% for the quarter. Despite the war in Iraq, and generally soft economic data, corporate securities continued to perform well, outperforming other broad sectors. Mortgage-backed securities followed suit, moderately outpacing short-term U.S. Treasury and Agency alternatives. The fixed-income portfolio's overweight position in corporate securities helped relative performance in the first quarter as yield premiums on corporate bonds narrowed relative to U.S. Treasuries. However, price declines in the securities of a few of the portfolio's corporate issuers (e.g., Ford Motor Credit, UnumProvident, Raychem (Tyco), Eastman Chemical, AT&T Communications) offset the positive impact of the sector's broad gains. The Fund's mortgage-backed securities narrowly bested short maturity (1-3 year) U.S. Government alternatives. The fixed-income portfolio is slightly overweight in mortgage-backed securities versus the LBAG.

Strategy
Currently, there is no shortage of economic/geo-political concerns. With investors appropriately concerned about "macro" issues, we remain focused on the fundamentals of each of the Fund's investments using a three-to-five year investment horizon.

With regard to the equity portfolio, large swings in equity prices lead us to reassess our long-term investment strategy and can lead to changes in the portfolio. For instance, we have increased the equity portfolio's exposure to the technology, media and telecommunications sectors, where we believe that the fall in prices over the past few years may provide attractive long-term investment opportunities. Overcapacity in technology was built during the enormous stock speculation in the late 1990's and early 2000. Since then profits have declined rapidly, and companies are currently retrenching and cutting costs. Optimism has swung to pessimism. Recovery may be slow but demand should eventually rise. The cost of computing power and communication continues to decline rapidly. Thus, all of the technology goods sold in the late 1990's become more and more obsolete, and the potential for unit volume growth rises. The portfolio's investments in the technology, media and telecommunications sectors, which now include Corning, Hewlett-Packard, Xerox, Motorola, AT&T and AOL Time Warner, all have much lower valuations/expectations and may benefit from a cyclical recovery.

With regard to the fixed-income portfolio two factors curb our optimism about potential real (inflation adjusted) total returns for bond investors over the next three-to-five years. First, interest rates are very low to begin with; U.S. Treasury yields are lower than they have been in approximately 40 years. Second, we are concerned that future inflation could surpass market expectations and erode a larger part of the purchasing power of what already appears to be meager compensation. The first part of this equation, the level of interest rates, is known; the inflation side of the equation, however, is unknown, and is the result of many variables acting in concert. Some of the factors we believe could lead to higher than expected inflation include: 1) Monetary stimulus, including rapid money supply growth and the low Federal Funds rate; 2) Fiscal stimulus, including past and potential new tax cuts and the rising budget deficit; 3) Relatively low unemployment rates, despite recent increases; 4) The sharp rise in existing home prices in recent years; 5) The rise in medical prices from a period of slow growth in the mid-90's; and 6) A weaker U.S. dollar, which could add upward pressure to import prices.

1 / Dodge & Cox Balanced Fund

--------------------------------------------------------------------------------


With the negative effects of potentially higher inflation in mind, we have shortened the fixed-income portfolio's duration/2/. And given our lower return outlook for bonds, we have also increased the Fund's exposure to stocks gradually over the past year. As stated earlier, 66% of the Fund is now invested in equities, which is the highest equity weighting in the Balanced Fund since 1987.

E. Morris Cox
In March, E. Morris Cox, co-founder of our firm, passed away. He was 100 years old. We will miss our founder, trusted adviser and friend. Though he had not been active in the firm for over thirty years, he and Van Duyn Dodge established Dodge & Cox with principles and an investment philosophy that continue to guide us today.

In the early 1930s, Morrie and Van Duyn were optimistic enough to start an investment management firm along with the Dodge & Cox Balanced Fund, but were conditioned by the speculative 1920s. They chose to invest in a diversified portfolio of established business franchises that had favorable long-term prospects. They believed in fundamental analysis and the value of a long-term perspective when investing in capital markets. This investment approach endures at our firm today, tested in many market environments since the firm's inception. Morrie was also responsible for recognizing the importance of an investment management firm being independent.

In the 1940s and 1950s Peter Avenali and Joe Fee joined Dodge & Cox. These two gentlemen integrated successfully into the team and then led the firm in the 1970s and 1980s. Though Dodge & Cox has grown over time we continue to embrace a team approach to decision-making. Today Dodge & Cox is in the third generation of management. We continue to manage the firm to assure that it will remain independent in the years to come, owned exclusively by active employees. Our independence helps us to attract and retain capable people and also enables us to persist with our investment methodology through the peaks and troughs of investment cycles. It is with this long-term perspective that we continue to invest.

Thank you for the continued confidence you have placed in our firm as a shareholder of the Balanced Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

/s/ Harry R. Hagey
------------------------
Harry R. Hagey, Chairman

April 30, 2003

Ten Years of Investment Performance
--------------------------------------------------------------------------------


  through March 31, 2003 (in thousands)

                        [PERFORMANCE GRAPH APPEARS HERE]

                 10 years         10 years            10 years          10 years
                 Balanced Fund    S&P 500             Combined Index    LBAG
                 -------------    --------            --------------    --------
Mar-93           $10,000          $10,000             $10,000           $10,000
Mar-94           $10,782          $10,277             $10,234           $10,155
Mar-95           $12,820          $12,554             $12,057           $11,321
Mar-96           $14,910          $15,715             $14,054           $11,841
Mar-97           $16,483          $18,557             $15,888           $12,493
Mar-98           $21,054          $27,463             $21,092           $13,990
Mar-99           $21,677          $32,527             $24,083           $14,897
Mar-00           $23,919          $38,373             $26,872           $15,177
Mar-01           $27,737          $30,054             $24,429           $17,080
Mar-02           $30,919          $30,140             $25,088           $17,993
Mar-03           $28,224          $22,682             $22,271           $20,097

--Dodge & Cox Balanced Fund $28,224
--S&P 500 $22,682
--Combined Index $22,271
--LBAG $20,097



  Average annual total return for periods ended March 31, 2003

                                           1 Year  5 Years  10 Years  20 Years
-------------------------------------------------------------------------------
Dodge & Cox Balanced Fund                   -8.71%    6.04%    10.93%    12.59%
Combined Index                             -11.23     1.09      8.34     11.31
S&P 500                                    -24.75    -3.76      8.53     11.99
Lehman Brothers
Aggregate Bond Index (LBAG)                 11.69     7.51      7.23      9.49
-------------------------------------------------------------------------------

  For updated performance figures see "Prices and Performance" at www.dodgeandcox.com, or call Dodge & Cox Funds at 1-800-621-3979.

  The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

  Lehman Brothers(R) is a trademark of Lehman Brothers, Inc.; Standard & Poor's, Standard & Poor's 500, and S&P 500(R) are trademarks of
  The McGraw-Hill Companies, Inc.

  ------------------------------------------------------------------------------
/1/ The combined Index reflects an unmanaged portfolio of 60% of the Standard &
    Poor's 500 Index (S&P 500), which is an unmanaged index of common stock prices, and 40% of the Lehman Brothers Aggregate Bond Index (LBAG), which is an unmanaged index of investment-grade fixed-income securities. The Balanced Fund may, however, invest up to 75% of its total assets in stocks.
/2/ Duration is a measurement of price sensitivity to changes in interest rates.

                                                  Dodge & Cox Balanced Fund / 2

Fund Information
                                                                 March 31, 2003
--------------------------------------------------------------------------------

General Information
--------------------------------------------------------------------------------
Net Asset Value Per Share                                                $58.57
Total Net Assets (millions)                                              $8,048
30-Day SEC Yield/1/                                                       2.78%
2002 Expense Ratio                                                        0.53%
2002 Portfolio Turnover                                                     25%
Fund Inception Date                                                        1931

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose ten members' average tenure at Dodge & Cox is 22 years, and by the Fixed-Income Strategy Committee, whose eleven members' average tenure is 14 years.

Asset Allocation
-------------------------------------------------------------------------------



                            [PIE CHART APPEARS HERE]
                 Stocks:                                                  65.6%
Fixed Income Securities:                                                  28.1%
       Cash Equivalents:                                                   6.3%

Stock Portfolio (65.6% of Fund)
-------------------------------------------------------------------------------
Number of Stocks                                                             85
Median Market Capitalization                                         $8 billion
Price-to-Earnings Ratio/2/                                                  13x
Price-to-Book Value                                                        1.6x
Foreign Stocks/3/ (% of Fund)                                              7.8%

Five Largest Sectors                                                  % of Fund
-------------------------------------------------------------------------------
Consumer Discretionary                                                     14.8
Financials                                                                 12.7
Information Technology                                                      8.0
Materials                                                                   7.6
Energy                                                                      6.9

Ten Largest Stock Holdings                                            % of Fund
-------------------------------------------------------------------------------
Dow Chemical                                                                1.8
Bank One                                                                    1.7
Comcast                                                                     1.7
News Corp. Ltd., Pref. ADR                                                  1.6
Xerox                                                                       1.6
ConocoPhillips                                                              1.6
Schering-Plough                                                             1.6
FedEx                                                                       1.6
Golden West Financial                                                       1.5
Hewlett-Packard                                                             1.4

Fixed-Income Portfolio (28.1% of Fund)
-------------------------------------------------------------------------------
Number of Fixed-Income Securities                                           152
Average Quality                                                             AA-
Average Maturity                                                      7.5 years
Effective Duration                                                    3.9 years

Credit Quality Ratings/5/                                             % of Fund
-------------------------------------------------------------------------------
U.S. Government & Government Agencies                                      15.4
Aaa/AAA                                                                     0.2
Aa/AA                                                                       0.1
A/A                                                                         2.8
Baa/BBB                                                                     7.5
Ba/BB                                                                       1.2
B/B and below                                                               0.9

Sector Breakdown                                                      % of Fund
-------------------------------------------------------------------------------
U.S. Treasury and Government Agency                                         3.2
Federal Agency CMO and REMIC/4/                                             4.4
Federal Agency Mortgage Pass-Through                                        7.9
Asset-Backed                                                                0.2
Corporate                                                                  12.4

/1/ SEC Yield is an annualization of the Fund's total net investment income per share for the 30-day period ended on the last day of the month.
/2/ The Fund's price-to-earnings (P/E) ratio is calculated using Dodge & Cox's estimated forward earnings and excludes extraordinary items.
/3/ All U.S. dollar-denominated.
/4/ Collateralized Mortgage Obligation and Real Estate Mortgage Investment
    Conduit.
/5/ For presentation purposes only: when a security is split-rated, the lower of either the Moody's or Standard & Poor's rating is reported.

3 / Dodge & Cox Balanced Fund

Portfolio of Investments                                         March 31, 2003
-------------------------------------------------------------------------------

                                                                     % of Fund

COMMON STOCKS:                                                            64.0%

CONSUMER DISCRETIONARY:                                                   13.2%
CONSUMER DURABLES & APPAREL:                                               3.6%
 Whirlpool Corp.....................................................       0.9
 Sony Corp. ADR /(b)/ (Japan).......................................       0.8
 Eastman Kodak Co...................................................       0.7
 Matsushita Electric Industrial Co., Ltd. ADR /(b)/ (Japan).........       0.7
 VF Corp............................................................       0.5

RETAILING:                                                                 2.6%
 May Department Stores Co...........................................       1.2
 Gap, Inc...........................................................       0.7
 Nordstrom, Inc.....................................................       0.5
 Dillard's, Inc. Class A............................................       0.2

MEDIA:                                                                     2.3%
 Comcast Corp. /(a)/................................................       1.7
 AOL Time Warner, Inc. /(a)/........................................       0.6

HOTELS, RESTAURANTS & LEISURE:                                             2.1%
 McDonald's Corp....................................................       1.3
 Six Continents PLC ADR /(b)/ (United Kingdom)......................       0.8

AUTOMOBILES & COMPONENTS:                                                  1.3%
 Delphi Automotive Systems Corp.....................................       0.7
 Fiat SPA ADR /(a, b)/ (Italy)......................................       0.4
 Ford Motor Co......................................................       0.2

TRADING COMPANIES & DISTRIBUTORS:                                          1.3%
 Genuine Parts Co...................................................       1.3

FINANCIALS:                                                               12.7%
BANKS:                                                                     4.9%
 Bank One Corp......................................................       1.7
 Golden West Financial Corp.........................................       1.5
 Wachovia Corp......................................................       1.2
 Wells Fargo & Co...................................................       0.5

INSURANCE:                                                                 4.0%
 Loews Corp.........................................................       1.1
 St. Paul Companies, Inc............................................       1.0
 Torchmark Corp.....................................................       0.8
 Chubb Corp.........................................................       0.4
 UNUMProvident Corp.................................................       0.4
 MBIA, Inc..........................................................       0.3

REAL ESTATE:                                                               2.0%
 Equity Office Properties Trust.....................................       1.2
 Equity Residential Properties Trust................................       0.8

DIVERSIFIED FINANCIALS:                                                    1.8%
 CIT Group, Inc.....................................................       0.9
 Capital One Financial Corp.........................................       0.9

                                                                     % of Fund

INFORMATION TECHNOLOGY:                                                    8.0%
TECHNOLOGY HARDWARE & EQUIPMENT:                                           6.6%
 Xerox Corp. /(a)/..................................................       1.6
 Hewlett-Packard Co.................................................       1.4
 Corning, Inc. /(a)/................................................       1.2
 Thermo Electron Corp. /(a)/........................................       0.7
 NCR Corp. /(a)/....................................................       0.5
 Motorola, Inc......................................................       0.5
 Storage Technology Corp. /(a)/.....................................       0.5
 Avaya, Inc. /(a)/..................................................       0.2

SOFTWARE & SERVICES:                                                       1.4%
 Computer Sciences Corp. /(a)/......................................       0.6
 Electronic Data Systems............................................       0.4
 Compuware Corp. /(a)/..............................................       0.3
 Computer Associates International, Inc.............................       0.1

MATERIALS:                                                                 7.6%
CHEMICALS:                                                                 5.1%
 Dow Chemical Co....................................................       1.8
 Akzo Nobel N.V. ADR /(b)/ (Netherlands)............................       1.0
 Rohm and Haas Co...................................................       0.8
 Engelhard Corp.....................................................       0.4
 Eastman Chemical Co................................................       0.4
 NOVA Chemicals Corp. /(b)/ (Canada)................................       0.3
 Syngenta A.G. ADR /(b)/ (Switzerland)..............................       0.3
 Lubrizol Corp......................................................       0.1

METALS AND MINING:                                                         1.7%
 Rio Tinto PLC ADR /(b)/ (United Kingdom)...........................       1.1
 Alcoa, Inc.........................................................       0.6

PAPER AND FOREST PRODUCTS:                                                 0.8%
 International Paper Co.............................................       0.5
 Boise Cascade Corp.................................................       0.3

ENERGY:                                                                    6.9%
 ConocoPhillips.....................................................       1.6
 Occidental Petroleum Corp..........................................       1.3
 ChevronTexaco Corp.................................................       1.2
 Unocal Corp........................................................       1.1
 Amerada Hess Corp..................................................       0.9
 Baker Hughes, Inc..................................................       0.8

HEALTH CARE:                                                               5.9%
PHARMACEUTICALS & BIOTECHNOLOGY:                                           3.3%
 Schering-Plough Corp...............................................       1.6
 Pharmacia Corp.....................................................       0.6
 Wyeth..............................................................       0.6
 Bristol-Myers Squibb Co............................................       0.5

HEALTH CARE EQUIPMENT & SERVICES:                                          2.6%
 HCA-The Healthcare Company.........................................       1.1
 WellPoint Health Networks, Inc. /(a)/..............................       0.7
 Becton, Dickinson & Co.............................................       0.6
 Bausch & Lomb, Inc.................................................       0.2

                                                  Dodge & Cox Balanced Fund / 4

Portfolio of Investments                                         March 31, 2003
-------------------------------------------------------------------------------

                                                                 % of Fund

COMMON STOCKS (continued)

INDUSTRIALS:                                                           5.5%
TRANSPORTATION:                                                        2.6%
 FedEx Corp.....................................................       1.6
 Union Pacific Corp.............................................       1.0

CAPITAL GOODS:                                                         2.0%
 Fluor Corp.....................................................       0.8
 Caterpillar, Inc...............................................       0.6
 Masco Corp.....................................................       0.6
 Unova, Inc. /(a)/..............................................       0.0/(h)/

COMMERCIAL SERVICES & SUPPLIES:                                        0.9%
 Pitney Bowes, Inc..............................................       0.5
 R.R. Donnelley & Sons Co.......................................       0.4

TELECOMMUNICATION SERVICES:                                            1.9%
 AT&T Corp......................................................       1.2
 AT&T Wireless Services, Inc. /(a)/.............................       0.7

UTILITIES:                                                             1.2%
 American Electric Power Co., Inc...............................       0.6
 TXU Corp.......................................................       0.4
 Scottish Power PLC ADR /(b)/ (United Kingdom)..................       0.2

CONSUMER STAPLES:                                                      1.1%
FOOD, BEVERAGE AND TOBACCO:                                            1.1%
 Unilever N.V. ADR /(b)/ (Netherlands)..........................       0.6
 Archer Daniels Midland Co......................................       0.5

PREFERRED STOCKS:                                                      1.6%

CONSUMER DISCRETIONARY:                                                1.6%
MEDIA:                                                                 1.6%
 News Corp. Ltd., Preferred Limited Voting Ordinary Shares
  ADR /(b)/ (Australia).........................................       1.6

FIXED-INCOME SECURITIES:                                              28.1%

U.S. TREASURY AND GOVERNMENT AGENCY:                                   3.2%

FEDERAL AGENCY CMO AND REMIC /(c)/:                                    4.4%

FEDERAL AGENCY MORTGAGE PASS-THROUGH:                                  7.9%

ASSET-BACKED SECURITIES:                                               0.2%
 Union Planters Mortgage Finance Corp. 7.70%, 12/25/2024........       0.2

CORPORATE:                                                            12.4%
INDUSTRIAL:                                                            6.5%
 AT&T Corp., various securities.................................       0.9
 Xerox Corp., various securities................................       0.7
 May Department Stores Co., various securities..................       0.6
 AOL Time Warner, Inc., various securities......................       0.5
 Raytheon Co. 6.75%, 8/15/2007..................................       0.5
 HCA-The Healthcare Company, various securities.................       0.4
 Raychem Corp. 8.20%, 10/15/2008................................       0.4

                                                                  % of Fund

 Time Warner Entertainment 8.375%, 7/15/2033....................       0.4
 Dillard's, Inc., various securities............................       0.4
 Lockheed Martin Corp. 7.65%, 5/1/2016..........................       0.4
 Hewlett-Packard Co. 5.50%, 7/1/2007............................       0.3
 Health Net, Inc. 8.375%, 4/15/2011.............................       0.2
 American Home Products Corp. 6.70%, 3/15/2011..................       0.2
 Nordstrom, Inc. 8.95%, 10/15/2005..............................       0.2
 Walt Disney Co. 7.55%, 7/15/2093...............................       0.2
 AT&T Wireless Services, Inc. 8.75%, 3/1/2031...................       0.1
 Union Camp Corp. 9.25%, 2/1/2011...............................       0.1
 Dana Corp. 7.00%, 3/15/2028....................................       0.0/(h)/

FINANCE:                                                               4.8%
 Ford Motor Credit Co., various securities......................       0.7
 GMAC, various securities.......................................       0.6
 EOP Operating Limited Partnership /(e)/, various securities....       0.6
 CIT Group, Inc., various securities............................       0.4
 Boston Properties, Inc. /(f)/, various securities..............       0.4
 UNUMProvident Corp., various securities........................       0.4
 Safeco Corp. 7.25%, 9/1/2012...................................       0.3
 CIGNA Corp., various securities................................       0.3
 St. Paul Companies, Inc. 8.125%, 4/15/2010.....................       0.2
 Bank One Capital III /(d)/ 8.75%, 9/1/2030.....................       0.2
 BankAmerica Capital II /(d)/ 8.00%, 12/15/2026.................       0.2
 Citicorp Capital Trust I /(d)/ 7.933%, 2/15/2027...............       0.2
 Bank One Corp. 6.50%, 2/1/2006.................................       0.2
 First Nationwide Bank 10.00%, 10/1/2006........................       0.1

TRANSPORTATION:                                                        0.9%
 Union Pacific Corp. 6.33%, 1/2/2020............................       0.6
 Consolidated Rail Corp., various securities....................       0.3
 American Airlines Pass Through Trust 6.978%, 4/1/2011..........       0.0/(h)/

UTILITIES:                                                             0.2%
 PG&E National Energy Group, Inc. /(g)/, 5/16/2011..............       0.2

CASH EQUIVALENTS:                                                      4.6%

OTHER ASSETS LESS LIABILITIES:                                         1.7%

TOTAL NET ASSETS:                                                    100.0%

/(a)/ Non-income producing
/(b)/ Foreign securities denominated in U.S. Dollars
/(c)/ CMO: Collateralized Mortgage Obligation REMIC: Real Estate Mortgage
      Investment Conduit
/(d)/ Cumulative Preferred Securities
/(e)/ EOP Operating LP is the operating partnership of Equity Office Properties
      Trust
/(f)/ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
/(g)/ Non-income producing--security in default
/(h)/ Rounds to 0.0%

The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

5 / Dodge & Cox Balanced Fund

                      THIS PAGE INTENTIONALLY LEFT BLANK

                                                  Dodge & Cox Balanced Fund / 6

Officers and Trustees
--------------------------------------------------------------------------------

Harry R. Hagey, Chairman & Trustee
Chairman & CEO, Dodge & Cox

John A. Gunn, President & Trustee
President, Dodge & Cox

Dana M. Emery, Vice President & Trustee
Senior Vice President, Dodge & Cox

William F. Ausfahl, Trustee
Former CFO and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee
Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Trustee
Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Will C. Wood, Trustee
Principal, Kentwood Associates, Financial Advisers

A. Horton Shapiro, Executive Vice President
Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President
Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President
Executive Vice President, Dodge & Cox

John M. Loll, Treasurer & Asst. Secretary
Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer
Vice President, Secretary & General Counsel, Dodge & Cox

               D O D G E & C O X                        D O D G E & C O X
               -----------------                        -----------------
                  Income Fund


              www.dodgeandcox.com                          Income Fund
       For Fund literature and account                  Established 1989
        information, please visit the
                Funds' web site.

                or write or call:

               Dodge & Cox Funds
     c/o Boston Financial Data Services
                 P.O. Box 8422
             Boston, Massachusetts
                   02266-8422
                 (800) 621-3979

               Investment Manager
                  Dodge & Cox
               One Sansome Street
                   35th Floor
           San Francisco, California
                   94104-4443
                 (415) 981-1710

        This report is submitted for the
           general information of the
           shareholders of the Fund.
       The report is not authorized for
          distribution to prospective
          investors in the Fund unless
         it is accompanied by a current
                   prospectus.

            This report reflects our                    First Quarter Report
         views, opinions and portfolio                     March 31, 2003
         holdings as of March 31, 2003,
            the end of the reporting
            period. The information
           provided is not a complete
          analysis of every aspect of
          any industry, security or the                         2003
           Fund. The Fund's portfolio
        composition may change depending
       on market and economic conditions.
       Although historical performance is
         no guarantee of future results,
          these insights may help you                      --------------
           understand our investment                       --------------
             management philosophy.                        --------------

3/03 IF QR Printed on recycled paper

To Our Shareholders
--------------------------------------------------------------------------------

The Dodge & Cox Income Fund produced a total return of 1.4% for the quarter ended March 31, 2003, matching the 1.4% total return of the Lehman Brothers Aggregate Bond Index (LBAG). For the year ended March 31, 2003 the Fund had a total return of 11.2%, compared to the total return of 11.7% for the LBAG. The Fund ended the quarter with total net assets of $4.1 billion and a cash position of 8.6%.

Interest Rates Near Year-End Levels
U.S. Treasury rates ended the quarter little changed from year-end. Yields on short maturity U.S. Treasuries registered the largest changes, ending the quarter with three-month bills at 1.11% and two-year notes at 1.48%. The yield on the benchmark 30-year U.S. Treasury bond ended the quarter at 4.82%. The yield curve remains very steep and U.S. Treasury yields are near 40-year lows.

The Federal Reserve held the Federal Funds Rate constant at 1.25% during the quarter, but refrained from announcing an official "bias" at their March meeting, stating that the high level of geopolitical uncertainty made an assessment of economic risks especially difficult. Despite the war in Iraq, and generally soft economic data, corporate securities continued to perform well, outperforming other broad sectors. Mortgage-backed securities followed suit, moderately outpacing short-term U.S. Treasury and Agency alternatives.

Fund Performance Review
Given the generally unchanged level of U.S. Treasury rates, the Fund's 1.4% first quarter total return was primarily a function of quarterly income, aided moderately by price appreciation among non-U.S. Treasury holdings. The Fund's relative performance was positively impacted by an overweight position in corporate securities (36.7% at the beginning of the quarter vs. 26.3% for the LBAG) as corporate yield premiums (corporate yields less comparable Treasury yields) declined. In the same vein, mortgage-backed securities--another sector overweight (40.2% at the beginning of the quarter vs. 35.0% for the LBAG)--narrowly bested short maturity U.S. Government alternatives.

Detracting from relative performance, some of the Fund's corporate securities (including bonds issued by Ford Motor Credit, UnumProvident, Raychem (Tyco), Eastman Chemical, AT&T) experienced price declines as yield premiums for these securities widened relative to U.S. Treasuries.

During the quarter, we selectively scaled back exposure to certain corporate issuers that had performed well, including Deere & Co. and General Electric. At the same time, we added to holdings of shorter-term mortgage-backed securities. Finally, due to our concerns about inflation and the current low level of interest rates, we continue to position the Fund with a shorter duration/1/ than that of the LBAG.

Inflation Risk
A hallmark of our approach to investing is our commitment to individual security selection through independent, fundamental research. We also pay close attention to broad risk measures like diversification. We take care to assemble a portfolio that is diversified by issuer, industry and investment theme, and has an overall exposure to interest rate changes that is consistent with our outlook for "real" (inflation-adjusted) total returns. In the paragraphs that follow, we would like to elaborate on the latter--that is, how the Fund is positioned with respect to potential interest rate changes and why.

A bond portfolio's exposure to interest rate risk is measured by a characteristic called portfolio "duration"--an estimate of the price change one might expect for a given change in interest rates. To arrive at a target duration for the Fund, we look at various economic trends and generate a range of inflation forecasts. We then use sophisticated software programs to simulate the Fund's potential returns under a wide range of interest rate and inflation scenarios over time periods of three and five years. The results of these simulations illustrate the probability of portfolios of various durations producing positive real total returns and are the primary input we use to determine a target duration for the Fund.

Two factors curb our optimism about potential real (inflation adjusted) total returns for bond investors over the next three-to-five years. First, interest rates are very low to begin with; U.S. Treasury yields are lower than they have been in approximately 40 years. Second, we are concerned that future inflation could surpass market expectations and erode a larger part of the purchasing power of what already appears to be modest compensation. The first part of this equation, the level of interest rates, is known; the inflation side of the equation, however, is unknown, and is the result of many variables acting in concert. Some of the factors we believe could lead to higher than expected inflation include: 1) Monetary stimulus, including rapid money supply growth and the low Federal Funds rate; 2) Fiscal stimulus, including past and potential new tax cuts and the rising budget deficit; 3) Relatively low unemployment rates, despite recent increases; 4) The sharp rise in existing home prices in recent years; 5) The rise in medical prices from a period of slow growth in the mid-90's; and 6) A weaker U.S. dollar, which could add upward pressure to import prices.

With the negative effects of potentially higher inflation in mind, we have positioned the Fund with a duration that is below that of the broad fixed-income market.

1 / Dodge & Cox Income Fund

--------------------------------------------------------------------------------

E. Morris Cox
In March, E. Morris Cox, co-founder of our firm, passed away. He was 100 years old. We will miss our founder, trusted adviser and friend. Though he had not been active in the firm for over thirty years, he and Van Duyn Dodge established Dodge & Cox with principles and an investment philosophy that continue to guide us today.

In the early 1930s, Morrie and Van Duyn were optimistic enough to start an investment management firm along with the Dodge & Cox Balanced Fund, but were conditioned by the speculative 1920s. They chose to invest in a diversified portfolio of established business franchises that had favorable long-term prospects. They believed in fundamental analysis and the value of a long-term perspective when investing in capital markets. This investment approach endures at our firm today, tested in many market environments since the firm's inception. Morrie was also responsible for recognizing the importance of an investment management firm being independent.

In the 1940s and 1950s Peter Avenali and Joe Fee joined Dodge & Cox. These two gentlemen integrated successfully into the team and then led the firm in the 1970s and 1980s. Though Dodge & Cox has grown over time we continue to embrace a team approach to decision-making. Today Dodge & Cox is in the third generation of management. We continue to manage the firm to assure that it will remain independent in the years to come, owned exclusively by active employees. Our independence helps us to attract and retain capable people and also enables us to persist with our investment methodology through the peaks and troughs of investment cycles. It is with this long-term perspective that we continue to invest.

Thank you for the continued confidence you have placed in our firm as a shareholder of the Income Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

/s/ Harry R. Hagey
------------------------------
Harry R. Hagey, Chairman

/s/ A. Horton Shapiro
-------------------------------------------
A. Horton Shapiro, Executive Vice President

April 30, 2003


Ten Years of Investment Performance
--------------------------------------------------------------------------------

  through March 31, 2003 (in thousands)

                        [PERFORMANCE CHART APPEARS HERE]

                  Dodge&Cox Income Fund             LBAG
                  ---------------------             ----
 4/1/93                  $10,000                   $10,000
                         $10,267                   $10,155
3/31/95                  $11,565                   $11,321
                         $12,080                   $11,841
3/31/97                  $12,761                   $12,493
                         $14,348                   $13,990
3/31/99                  $15,243                   $14,897
                         $15,491                   $15,177
3/31/01                  $17,437                   $17,080
                         $18,711                   $17,993
3/31/03                  $20,813                   $20,097


--Dodge & Cox Income Fund $20,813
--LBAG $20,097



  Average annual total return for periods ended March 31, 2003

                                                      1 Year  5 Years  10 Years
-------------------------------------------------------------------------------
Dodge & Cox Income Fund                               11.23%    7.72%     7.60%
Lehman Brothers Aggregate Bond Index (LBAG)           11.69     7.51      7.23
-------------------------------------------------------------------------------

  For updated performance figures see "Prices and Performance" at www.dodgeandcox.com, or call Dodge & Cox Funds at 1-800-621-3979.

  The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade fixed-income securities. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

  Lehman Brothers(R) is a trademark of Lehman Brothers, Inc.
-------------------------------------------------------------------------------
/1/ Duration is a measure of price sensitivity to changes in interest rates.

                                                    Dodge & Cox Income Fund / 2

Fund Information                                                 March 31, 2003
-------------------------------------------------------------------------------

General Information
-------------------------------------------------------------------------------
Net Asset Value Per Share                                                $12.79
Total Net Assets (millions)                                              $4,091
30-Day SEC Yield/1/                                                       4.14%
2002 Expense Ratio                                                        0.45%
2002 Portfolio Turnover                                                     31%
Fund Inception Date                                                        1989

Investment Manager: Dodge & Cox, San Francisco. Managed by the Fixed-Income Strategy Committee, whose eleven members' average tenure is 14 years, and by the Investment Policy Committee, whose ten members' average tenure at Dodge & Cox is 22 years.

Portfolio Characteristics                                            Fund  LBAG
-------------------------------------------------------------------------------
Number of Fixed-Income Securities                                     218 7,352
Average Quality                                                        AA   AA+
Average Maturity (years)                                              6.7   6.8
Effective Duration (years)                                            3.5   3.9

Credit Quality Ratings/3/                                            Fund  LBAG
-------------------------------------------------------------------------------
U.S. Government & Government Agencies                               56.5% 69.1%
Aaa/AAA                                                              1.3   7.1
Aa/AA                                                                0.1   4.9
A/A                                                                  6.2   9.8
Baa/BBB                                                             21.6   9.1
Ba/BB                                                                2.8   0.0
B/B and below                                                        2.9   0.0
Cash Equivalents                                                     8.6   0.0

Asset Allocation
-------------------------------------------------------------------------------



                            [PIE CHART APPEARS HERE]
Fixed-Income Securities:                                                  91.4%
       Cash Equivalents:                                                   8.6%

Sector Breakdown                                                     Fund  LBAG
-------------------------------------------------------------------------------
U.S. Treasury and Government Agency                                 13.9% 34.4%
Federal Agency CMO and REMIC/2/                                     15.5   0.0
Federal Agency Mortgage Pass-Through                                27.1  34.7
Asset-Backed                                                         0.8   4.3
Corporate                                                           34.1  22.5
Non-Corporate Yankee                                                 0.0   4.1
Cash Equivalents                                                     8.6   0.0

Maturity Breakdown                                                   Fund  LBAG
-------------------------------------------------------------------------------
0-1 Years to Maturity                                               11.4%  0.0%
1-5                                                                 52.1  57.9
5-10                                                                22.3  27.5
10-15                                                                1.6   3.0
15-20                                                                1.7   4.0
20-25                                                                3.8   3.2
25 and Over                                                          7.1   4.4

/1/ SEC Yield is an annualization of the Fund's total net investment income per share for the 30-day period ended on the last day of the month.
/2/ Collateralized Mortgage Obligation and Real Estate Mortgage Investment
    Conduit.
/3/ For presentation purposes only: when a security is split-rated, the lower of either the Moody's or Standard & Poor's rating is reported.

3 / Dodge & Cox Income Fund

Portfolio of Investments                                         March 31, 2003
-------------------------------------------------------------------------------

                                                                 % of Fund

FIXED-INCOME SECURITIES:                                              91.4%

U.S. TREASURY AND GOVERNMENT AGENCY:                                  13.9%

FEDERAL AGENCY CMO AND REMIC /(a)/:                                   15.5%

FEDERAL AGENCY MORTGAGE PASS-THROUGH:                                 27.1%

ASSET-BACKED SECURITIES:                                               0.8%
 CA Infrastructure and Econ. Dev. Bank Special Purpose Trust
   PGE-1 Rate Reduction Ctf. 1997-1 A-7 6.42%, 9/25/2008........       0.4
 CA Infrastructure and Econ. Dev. Bank Special Purpose Trust
   PGE-1 Rate Reduction Ctf. 1997-1 A-7 6.42%, 9/25/2008........       0.3
 ComEd Transitional Funding Trust Notes Series 1998-1 Class A-4
   5.39%, 6/25/2005.............................................       0.1

CORPORATE:                                                            34.1%
INDUSTRIAL:                                                           18.8%
 AT&T Corp., various securities.................................       3.0
 Xerox Corp. /(e)/, various securities..........................       2.7
 AOL Time Warner, Inc., various securities......................       1.6
 May Department Stores Co., various securities..................       1.6
 HCA-The Healthcare Company, various securities.................       1.3
 Time Warner Entertainment, various securities..................       1.3
 Hewlett-Packard Co. 5.50%, 7/1/2007............................       0.9
 Raytheon Co., various securities...............................       0.9
 Lockheed Martin Corp., various securities......................       0.8
 American Home Products Corp. 6.70%, 3/15/2011..................       0.7
 Raychem Corp. 8.20%, 10/15/2008................................       0.7
 Eastman Chemical Co. 7.25%, 1/15/2024..........................       0.5
 Health Net, Inc. 8.375%, 4/15/2011.............................       0.5
 Dillard's, Inc., various securities............................       0.5
 General Electric Co. 5.00%, 2/1/2013...........................       0.4
 Walt Disney Co. 7.55%, 7/15/2093...............................       0.4
 Nordstrom, Inc. 8.95%, 10/15/2005..............................       0.4
 Dana Corp. 7.00%, 3/1/2029.....................................       0.3
 AT&T Wireless Services, Inc. 8.75%, 3/1/2031                          0.3

FINANCE:                                                              13.0%
 Ford Motor Credit Co., various securities......................       2.3
 GMAC, various securities.......................................       1.8
 EOP Operating Limited Partnership /(d)/, various securities....       1.7
 Safeco Corp., various securities...............................       1.3
 Boston Properties, Inc. /(e)/, various securities..............       1.1
 UNUMProvident Corp., various securities........................       1.0
 CIT Group, Inc., various securities............................       1.0
 CIGNA Corp., various securities................................       1.0
 Bank One Capital III /(b)/ 8.75%, 9/1/2030.....................       0.4
 St. Paul Companies, Inc. 7.875%, 4/15/2005.....................       0.3
 Bank One Corp. 7.625%, 8/1/2005................................       0.3
 Citicorp Capital Trust II /(b)/ 8.015%, 2/15/2027..............       0.3
 BankAmerica Capital II /(b)/ 8.00%, 12/15/2026.................       0.2

                                                                 % of Fund
 Citicorp Capital Trust I /(b)/ 7.933%, 2/15/2027...............       0.2
 First Nationwide Bank 10.00%, 10/1/2006                               0.1

TRANSPORTATION:                                                        2.1%
 Consolidated Rail Corp. 9.75%, 6/15/2020.......................       0.8
 Union Pacific Corp., various securities........................       0.6
 Burlington Northern Santa Fe Railway 7.57%, 1/2/2021...........       0.4
 Canadian Pacific Ltd. /(c)/ (Canada) 9.45%, 8/1/2021...........       0.3
 American Airlines Pass Through Trust 6.978%, 4/1/2011..........       0.0/(g)/

UTILITIES:                                                             0.2%
 PG&E National Energy Group, Inc. /(f)/, 5/16/2011..............       0.2

CASH EQUIVALENTS:                                                      5.0%

OTHER ASSETS LESS LIABILITIES:                                         3.6%

TOTAL NET ASSETS:                                                    100.0%

/(a)/ CMO: Collateralized Mortgage Obligation REMIC: Real Estate Mortgage
      Investment Conduit
/(b)/ Cumulative Preferred Securities
/(c)/ Foreign securities denominated in U.S. Dollars
/(d)/ EOP Operating LP is the operating partnership of Equity Office Properties
      Trust
/(e)/ One of the Xerox securities is exempt from registration under Rule 144A of the Securities Act of 1933. All of the Boston Properties securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
/(f)/ Non-income producing--security in default
/(g)/ Rounds to 0.0%

The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

                                                    Dodge & Cox Income Fund / 4

                      THIS PAGE INTENTIONALLY LEFT BLANK

5 / Dodge & Cox Income Fund

                      THIS PAGE INTENTIONALLY LEFT BLANK

                                                    Dodge & Cox Income Fund / 6

Officers and Trustees
--------------------------------------------------------------------------------

Harry R. Hagey, Chairman & Trustee
Chairman & CEO, Dodge & Cox

John A. Gunn, President & Trustee
President, Dodge & Cox

Dana M. Emery, Vice President & Trustee
Senior Vice President, Dodge & Cox

William F. Ausfahl, Trustee
Former CFO and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee
Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Trustee
Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Will C. Wood, Trustee
Principal, Kentwood Associates, Financial Advisers

A. Horton Shapiro, Executive Vice President
Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President
Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President
Executive Vice President, Dodge & Cox

John M. Loll, Treasurer & Asst. Secretary
Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer
Vice President, Secretary & General Counsel, Dodge & Cox

               D O D G E & C O X                         D O D G E & C O X
               -----------------                         -----------------
            International Stock Fund
                                                           International
                                                            Stock Fund
              www.dodgeandcox.com                        Established 2001
       For Fund literature and account
        information, please visit the
               Funds' web site.

               or write or call:

               Dodge & Cox Funds
      c/o Boston Financial Data Services
                 P.O. Box 8422
             Boston, Massachusetts
                   02266-8422
                 (800) 621-3979

               Investment Manager
                  Dodge & Cox
               One Sansome Street
                   35th Floor
           San Francisco, California
                   94104-4443
                 (415) 981-1710

   This report is submitted for the general information of the shareholders of the Fund.
The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

        This report reflects our views,
        opinions and portfolio holdings
       as of March 31, 2003, the end of
     the reporting period. The information
 provided is not a complete analysis of every
 aspect of any industry, security or the Fund.          First Quarter Report
  The Fund's portfolio composition may change             March 31, 2003
  depending on market and economic conditions.
      Although historical performance is                       2003
     no guarantee of future results, these
       insights may help you understand                 ------------------
          our investment management                     ------------------
                  philosophy.                           ------------------

3/03 ISF QR Printed on recycled paper

To Our Shareholders
--------------------------------------------------------------------------------

The Dodge and Cox International Stock Fund had a total return of -11.7%* for the first quarter of 2003, compared to a total return of -8.2% for the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) benchmark. For the year ended March 31, 2003 the Fund had a total return of -28.8%* compared to the total return of -23.2% for the MSCI EAFE. The Fund had total assets of $111 million at year-end and a cash position of 4%.

First Quarter Performance Review
Coverage of the U.S. led confrontation with Iraq unsettled equity markets. For the quarter the world equity markets declined, highlighted by high levels of volatility in Europe and the United Kingdom, which together make up about 70% of MSCI EAFE. In this environment of increased uncertainty and risk aversion, companies with negative news were punished. The Fund's holdings in perceived "problem companies" in Europe hurt results, while the Fund's investments in former "problem companies" in Latin America helped results.

Specifically, the Fund's performance was hurt by investments in a number of European companies comprising about 15% of the portfolio where problems--e.g. legacy costs, deteriorating end markets, and/or high financial leverage--resulted in very low valuations. We have identified investment opportunity in those companies where it appears management is actively addressing problems creating the potential for significant earnings and cash flow growth. With heightened risk aversion in the market, investors were increasingly skeptical of the companies' ability to fix their problems and weather the current economic environment. These investments, which included Alstom -69%, ICI -60%, CNH -59%, Hagemeyer -48%, and Reuters -42%, declined significantly in value during the quarter.

On a positive note the Fund benefited from what in the third quarter of 2002 were viewed as "problem" investments in Latin America. The Fund's four companies in Latin America comprising 10% of the portfolio (e.g., Banco Latinamericano +15% and Unibanco +37%) were up 15% on average. Additional strong performers included two companies that had takeover offers extended to them: Six Continents (+19%) and Goodman Fielder (+12%). Lastly, the Fund's financial stocks were flat during the quarter, while those in the MSCI EAFE were down about 10%.

Market volatility remains high and one quarter's worst performer can prove to be the next quarter's best, as illustrated by the Fund's investments in Latin America. We do not attach much significance to short-term performance, whether it be positive or negative. We use a three-to-five year time horizon when we evaluate the Fund's investments and we encourage the Fund's shareholders to invest for the long-term.

Our Approach
Although short-term results have been frustrating, we continue to believe in our approach of investing as an owner of a company based on an analysis of a company's long-term fundamentals weighed against its current valuation. Importantly, when making our decisions we try not to be influenced by the stock's trailing price performance. We are convinced that focus on the past price change does not help evaluate the potential for future returns. Large swings in market prices lead us to reassess our long-term investment theses in light of new prices, and can lead to changes in the portfolio on a case-by-case basis.

For example, we sold the Fund's position in Alstom during the quarter as our fundamental outlook for the company deteriorated as the market's outlook did as well. Specifically, the company disclosed that liabilities for legacy problems were significantly higher than previously stated. As a result, new equity capital would be required in addition to the cash flow the company planned to generate from restructuring and asset sales. In light of the significant potential dilution, improvement in earnings and cash flow would not be likely to translate into per share earnings and cash flow growth. In contrast, we added to positions in other European companies, such as Akzo Nobel, Hagemeyer, and ICI, after significant price declines, as we reaffirmed our outlook for earnings and cash flow growth.

Strategy
The Fund is diversified by sector and region, though the Fund's composition differs from the broad market. Driven by our bottom-up fundamental research, the International Stock Fund is overweighted in the consumer discretionary, materials and energy sectors relative to the MSCI EAFE. The Fund is underweighted in consumer staples, health care, telecom services, technology, and utilities sectors of the market. The Fund has exposure to a broad range of companies across the global economic landscape. For example, within the consumer discretionary sector (comprising about 30% of the portfolio and 13% of the EAFE), the Fund has investments in media (Reuters), retail (Fast Retailing), lodging (Six Continents), automobiles (Honda), appliances (Electrolux), and consumer electronics (Sony). Although these companies are collectively grouped into a single sector, the consumer spending

1 / Dodge & Cox International Stock Fund

--------------------------------------------------------------------------------

drivers among these industries can vary dramatically. As is true for the entire portfolio, many different investment themes and economic sensitivities are represented in these individual holdings, and our investment case for each is formulated based on our long-term outlook for each company.

E. Morris Cox
In March, E. Morris Cox, co-founder of our firm, passed away. He was 100 years old. We will miss our founder, trusted adviser and friend. Though he had not been active in the firm for over thirty years, he and Van Duyn Dodge established Dodge & Cox with principles and an investment philosophy that continue to guide us today.

In the early 1930s, Morrie and Van Duyn were optimistic enough to start an investment management firm along with the Dodge & Cox Balanced Fund, but were conditioned by the speculative 1920s. They chose to invest in a diversified portfolio of established business franchises that had favorable long-term prospects. They believed in fundamental analysis and the value of a long-term perspective when investing in capital markets. This investment approach endures at our firm today, tested in many market environments since the firm's inception. Morrie was also responsible for recognizing the importance of an investment management firm being independent.

In the 1940s and 1950s Peter Avenali and Joe Fee joined Dodge & Cox. These two gentlemen integrated successfully into the team and then led the firm in the 1970s and 1980s. Though Dodge & Cox has grown over time we continue to embrace a team approach to decision-making. Today Dodge & Cox is in the third generation of management. We continue to manage the firm to assure that it will remain independent in the years to come, owned exclusively by active employees. Our independence helps us to attract and retain capable people and also enables us to persist with our investment methodology through the peaks and troughs of investment cycles. It is with this long-term perspective that we continue to invest.

Thank you for the continued confidence you have placed in our firm as a shareholder of the International Stock Fund. As always, we welcome your comments and questions

For the Board of Trustees,

/s/ Harry R. Hagey                       /s/ John A. Gunn
-------------------------                ------------------------
Harry R. Hagey, Chairman                 John A. Gunn, President

April 30, 2003

                    Investment Performance Since Inception
--------------------------------------------------------------------------------


  through March 31, 2003 (in thousands)

                        [PERFORMANCE CHART APPEARS HERE]

                     10 years International          10 years
                           Stock Fund                MSCI EAFE
                     ----------------------          ---------
5/1/2001                     $10,000                  $10,000
3/31/2002                    $10,008                   $8,531
3/31/2003                     $7,129                   $6,550

--Dodge & Cox International Stock Fund $7,129
--MSCI EAFE $6,550


  Average annual total return for periods ended March 31, 2003

                                                                        Since
                                                                      Inception
                                                              1 Year  (5/1/01)
-------------------------------------------------------------------------------
Dodge & Cox International Stock Fund*                         -28.77%  -16.19%
MSCI EAFE                                                     -23.23    -19.69
-------------------------------------------------------------------------------

  For updated performance figures see "Prices and Performance" at www.dodgeandcox.com, or call Dodge & Cox Funds at 1-800-621-3979.

  * Expense reimbursements have been in effect for the International Stock Fund since its inception. Without the expense reimbursements, returns for the Fund would have been lower.

  The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) is a widely recognized benchmark of the world's stock markets, excluding the United States. The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable on these distributions. Index returns include dividends and, unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

  Morgan Stanley(R), Morgan Stanley Capital International, and EAFE(R) are trademarks of Morgan Stanley.

        Risks of International Investing: Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are
                       discussed in the Fund's prospectus.

                                       Dodge & Cox International Stock Fund / 2

Fund Information                                                 March 31, 2003
-------------------------------------------------------------------------------

General Information
-------------------------------------------------------------------------------
Net Asset Value Per Share..........................................      $13.96
Total Net Assets (millions)........................................        $111
30-Day SEC Yield/1/................................................       2.05%
2002 Expense Ratio/2/..............................................       0.90%
2002 Turnover Ratio................................................         12%
Fund Inception Date................................................ May 1, 2001

Investment Manager: Dodge & Cox, San Francisco. Managed by the International Investment Policy Committee, whose six members' average tenure at Dodge & Cox is 16 years.

                                                                           MSCI
Stock Characteristics                                                 Fund EAFE
-------------------------------------------------------------------------------
Number of Stocks.....................................................   49  994
Median Market Capitalization (billions)..............................   $5   $2
Weighted Average Market Cap. (billions)..............................  $13  $35
Price-to-Earnings Ratio/3/...........................................  11x  15x
Price-to-Book Value.................................................. 0.9x 1.5x


Ten Largest Holdings
-------------------------------------------------------------------------------
Six Continents PLC (United Kingdom)....................................... 4.1%
News Corp. Ltd. Pref. (Australia)......................................... 3.7
Banco Santander Central Hispano (Spain)................................... 3.6
Akzo Nobel N.V. (Netherlands)............................................. 3.5
Euler & Hermes (France)................................................... 3.5
Uniao de Bancos Brasileiros GDR (Brazil).................................. 3.0
Matsushita Electric Industrial ADR (Japan)................................ 3.0
Sony ADR (Japan).......................................................... 2.8
Honda Motor Co. (Japan)................................................... 2.7
Norsk Hydro A.S.A. ADR (Norway)........................................... 2.6

Asset Allocation
-------------------------------------------------------------------------------
                            [PIE CHART APPEARS HERE]
          Stocks:                                                         96.4%
Cash Equivalents:                                                          3.6%

                                                                           MSCI
Region Diversification                                               Fund  EAFE
-------------------------------------------------------------------------------
Europe (excluding United Kingdom).................................. 39.3% 43.2%
Japan.............................................................. 20.7  21.3
United Kingdom..................................................... 14.7  27.6
Pacific (excluding Japan).......................................... 10.5   7.9
Latin America......................................................  9.6   0.0
Canada.............................................................  1.6   0.0

                                                                           MSCI
Sector Diversification                                               Fund  EAFE
-------------------------------------------------------------------------------
Consumer Discretionary............................................. 29.9% 12.7%
Financials......................................................... 20.1  23.7
Materials.......................................................... 16.8   6.4
Energy.............................................................  9.0   9.6
Industrials........................................................  8.8   8.4
Utilities..........................................................  4.1   5.2
Consumer Staples...................................................  3.0   9.6
Telecommunication Services.........................................  2.5   8.0
Information Technology.............................................  2.2   6.0
Health Care........................................................  0.0  10.4

/1/ SEC Yield is an annualization of the Fund's total net investment income per share for the 30-day period ended on the last day of the month.
/2/ For the fiscal years ending December 31, 2001 through 2005, Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain total Fund operating expenses at 0.90%. The agreement is renewable annually thereafter and is subject to 30 days prior written notice for termination by either party. Without reimbursement, the expense ratio for the year ended December 31, 2002 would have been 1.03%.
/3/ Price-to-earnings ratio is calculated using fiscal year-end earnings and excludes extraordinary items.

3 / Dodge & Cox International Stock Fund

Portfolio of Investments                                         March 31, 2003
-------------------------------------------------------------------------------


                                                                     % of Fund

COMMON STOCKS:                                                            85.3%

CONSUMER DISCRETIONARY:                                                   26.2%
CONSUMER DURABLES & APPAREL:                                               9.8%
  Matsushita Electric Industrial Co., Ltd. ADR /(b)/ (Japan)........       3.0
  Sony Corp. ADR /(b)/ (Japan)......................................       2.8
  Makita Corp. (Japan)..............................................       2.1
  Electrolux A.B. (Sweden)..........................................       1.9

AUTOMOBILES & COMPONENTS:                                                  6.5%
  Honda Motor Co. Ltd. ADR /(b)/ (Japan)............................       2.7
  Fiat SPA ADR /(a, b)/ (Italy).....................................       2.0
  Suzuki Motor Corp. (Japan)........................................       1.8

HOTELS, RESTAURANTS & LEISURE:                                             5.6%
  Six Continents PLC (United Kingdom)...............................       4.1
  H.I.S. Co., Ltd. (Japan)..........................................       1.5

RETAILING:                                                                 2.2%
  Fast Retailing Co., Ltd. (Japan)..................................       2.2

MEDIA:                                                                     2.1%
  SKY Perfect Communications, Inc./(a)/ (Japan).....................       1.2
  Reuters Group PLC ADR /(b)/ (United Kingdom)......................       0.9

FINANCIALS:                                                               17.1%
BANKS:                                                                    13.6%
  Banco Santander Central Hispano (Spain)...........................       3.6
  Banco Latinoamericano de Exportaciones ADR /(a, b)/ (Panama)......       2.2
  Danske Bank (Denmark).............................................       2.0
  Kookmin Bank ADR /(b)/ (South Korea)..............................       1.9
  DBS Group Holdings Ltd. (Singapore)...............................       1.7
  Standard Chartered PLC (United Kingdom)...........................       1.4
  Mitsubishi Tokyo Financial Group, Inc. ADR /(b)/ (Japan)..........       0.8

DIVERSIFIED FINANCIALS:                                                    3.5%
  Euler & Hermes (France)...........................................       3.5

MATERIALS:                                                                16.8%
CHEMICALS:                                                                13.2%
  Akzo Nobel N.V. (Netherlands).....................................       3.5
  BASF A.G. (Germany)...............................................       2.5
  Kemira OYJ (Finland)..............................................       2.0
  NOVA Chemicals Corp. (Canada).....................................       1.6
  Syngenta A.G. ADR /(b)/ (Switzerland).............................       1.3
  Givaudan (Switzerland)............................................       1.2
  Imperial Chemical Industries PLC (United Kingdom).................       1.1

METALS AND MINING:                                                         3.6%
  BHP Billiton Ltd. (Australia).....................................       1.9
  Rio Tinto PLC (United Kingdom)....................................       1.7

INDUSTRIALS:                                                               8.8%
CAPITAL GOODS:                                                             8.2%
  Sulzer A.G. (Switzerland).........................................       2.2
  Kidde PLC (United Kingdom)........................................       2.0

                                                                       % of Fund
  Rolls-Royce PLC (United Kingdom)..................................       1.5
  Hagemeyer N.V. (Netherlands)......................................       1.4
  CNH Global N.V. /(b)/ (Netherlands)...............................       1.1

TRANSPORTATION:                                                            0.6%
  Stolt-Nielsen S.A. (Norway).......................................       0.6

ENERGY:                                                                    6.7%
  Norsk Hydro A.S.A. ADR /(b)/ (Norway).............................       2.6
  Compagnie Generale de Geophysique /(a)/ (France)..................       1.8
  TotalFinaElf (France).............................................       1.4
  Stolt Offshore S.A. ADR /(a, b)/ (Norway).........................       0.9

CONSUMER STAPLES:                                                          3.0%
FOOD, BEVERAGE AND TOBACCO:                                                3.0%
  Unilever N.V. ADR /(b)/ (Netherlands).............................       1.6
  Kikkoman Corp. (Japan)............................................       1.4

TELECOMMUNICATION SERVICES:                                                2.5%
  KT Corp. ADR /(b)/ (Korea)........................................       1.3
  Nippon Telegraph & Telephone Corp. (Japan)........................       1.2

INFORMATION TECHNOLOGY:                                                    2.2%
TECHNOLOGY HARDWARE & EQUIPMENT:                                           2.2%
  Oce N.V. (Netherlands)............................................       2.2

UTILITIES:                                                                 2.0%
  Scottish Power PLC ADR /(b)/ (United Kingdom).....................       2.0

PREFERRED STOCKS:                                                         11.1%

CONSUMER DISCRETIONARY:                                                    3.7%
MEDIA:                                                                     3.7%
  News Corp. Ltd., Preferred Limited Voting Ordinary Shares
   (Australia)......................................................       3.7

FINANCIALS:                                                                3.0%
BANKS:                                                                     3.0%
  Uniao de Bancos Brasileiros Sponsored GDR /(b)/ (Brazil)..........       3.0

ENERGY:                                                                    2.3%
  Petroleo Brasileiro S.A. ADR /(b)/ (Brazil).......................       2.3

UTILITIES:                                                                 2.1%
  Ultrapar Participacoes S.A. ADR /(b)/ (Brazil)....................       2.1

CASH EQUIVALENTS:                                                          3.7%

OTHER ASSETS LESS LIABILITIES:                                           (0.1)%

TOTAL NET ASSETS:                                                        100.0%

/(a)/ Non-income producing

/(b)/ Securities denominated in U.S. Dollars The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

                                       Dodge & Cox International Stock Fund / 4

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5 / Dodge & Cox International Stock Fund

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                                       Dodge & Cox International Stock Fund / 6

Officers and Trustees
--------------------------------------------------------------------------------

Harry R. Hagey, Chairman & Trustee
Chairman & CEO, Dodge & Cox

John A. Gunn, President & Trustee
President, Dodge & Cox

Dana M. Emery, Vice President & Trustee
Senior Vice President, Dodge & Cox

William F. Ausfahl, Trustee
Former CFO and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee
Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Trustee
Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Will C. Wood, Trustee
Principal, Kentwood Associates, Financial Advisers

A. Horton Shapiro, Executive Vice President
Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President
Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President
Executive Vice President, Dodge & Cox

John M. Loll, Treasurer & Asst. Secretary
Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer
Vice President, Secretary & General Counsel, Dodge & Cox